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                                 Exhibit 23.2

                       Consent of Deloitte & Touche LLP

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                                 Exhibit 23.2


                    [LETTERHEAD OF DELOITTE & TOUCHE LLP]


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Poughkeepsie Financial Corp. on Form S-8 of our report dated January 24, 1997, appearing in the Annual Report on Form 10-K of Poughkeepsie Savings Bank, FSB, a wholly owned subsidiary of Poughkeepsie Financial Corp. for the year ended December 31, 1996.


/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP
Stamford, CT
June 6, 1997